UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2016

Town Sports International Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36803	20-0640002
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Penn Plaza (4th Floor), New York, New York	10001
(Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 246-6700
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On July 28, 2016, Town Sports International Holdings, Inc. (the “Company”) issued a press release announcing its results for the second quarter 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 2.02 and 9.01 of this Current Report on Form 8-K, including the attached exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1 Press release issued by Town Sports International Holdings, Inc. on July 28, 2016 announcing earnings for the second quarter 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Registrant)

Date: July 28, 2016	By:	/s/ Carolyn Spatafora
Carolyn Spatafora
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Exhibit 99.1	Press release issued by Town Sports International Holdings, Inc. on July 28, 2016 announcing earnings for the second quarter 2016